UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2012 (April 4, 2012)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	000-29278	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9555 W. Sam Houston Pkwy S., Suite 600, Houston, Texas		77099
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-600-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants

Item 4.01 (a):

As previously reported on a current report on Form 8-K filed March 6, 2012, on February 29, 2012 the Audit Committee of the Board of Directors of KMG Chemicals, Inc. (the “Company”) approved the decision to dismiss UHY LLP as the Company’s independent registered public accounting firm following the completion of their review of the Company’s financial statements for the quarterly period ended January 31, 2012. UHY LLP completed their review on March 12, 2012, the effective date of the dismissal.

During the two most recent fiscal years and for subsequent interim periods through March 12, 2012, there have been no disagreements between the Company and UHY LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such years.

During the fiscal years ended July 31, 2011 and 2010 and through March 12, 2012, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided to UHY LLP a copy of this disclosure and has requested UHY LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether UHY LLP agrees with the statements made by the Company in this report. A copy of UHY LLP’s letter dated April 4, 2012 is attached hereto as Exhibit 16.1.

Item 4.01(b):

On April 4, 2012 the Audit Committee of the Company engaged KPMG LLP (“KPMG”), as its independent registered public accounting firm. During the years ended December 31, 2011 and 2010 and through the date of this current report on Form 8-K, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Exhibits

16.1    Letter from UHY LLP to the Securities and Exchange Commission dated April 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ John V. Sobchak	Date: April 4, 2012
John V. Sobchak
Chief Financial Officer